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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the  incorporation  by  reference  in the  following  Registration
Statements of The Charles Schwab Corporation of our report dated February 28, 2005 relating to the consolidated financial statements and financial statement schedule of The Charles Schwab Corporation and management's report on the effectiveness of internal control over financial reporting, appearing in this Annual Report on Form 10-K of The Charles Schwab Corporation for the year ended December 31, 2004.


Filed on Form S-3:

 Registration Statement No. 333-114729  (Debt Securities, Junior Subordinated
                                        Debentures, Preferred Stock, Depositary
                                        Shares, Common Stock, Warrants, Purchase
                                        Contracts, and Units Consisting of Two
                                        or More Securities)

 Registration Statement No. 333-47107   (The Charles Schwab Corporation Employee
                                        Stock Incentive Plan)

 Registration Statement No. 333-32084   (Common stock registered pursuant to the
                                        acquisition of CyBerCorp Holdings, Inc.)

 Registration Statement No. 333-36410   (Debt Securities)

 Registration Statement No. 333-50812   (Common stock registered pursuant to the
                                        acquisition of Chicago Investment
                                        Analytics, Inc.)


Filed on Form S-4:

 Registration Statement No. 333-30886   (Common stock registered pursuant to the
                                        acquisition of U.S. Trust Corporation)

 Registration Statement No. 333-48764   (Registration of common stock)


Filed on Form S-8:

 Registration Statement No. 333-101992  (The Charles Schwab Corporation Employee
                                        Stock Incentive Plan)

 Registration Statement No. 333-44793   (Charles Schwab Profit Sharing and
                                        Employee Stock Ownership Plan)

 Registration Statement No. 333-48335   (The Charles Schwab Corporation Employee
                                        Stock Incentive Plan)

 Registration Statement No. 333-93125   (The Charles Schwab Corporation Employee
                                        Stock Incentive Plan)

 Registration Statement No. 333-32058   (CyBerCorp Holdings, Inc. 1996 Incentive
                                        Plan)

 Registration Statement No. 333-38150   (U.S. Trust Corporation 401(k) Plan
                                        formerly  known as the 401(k) Plan and
                                        ESOP of United States Trust Company of
                                        New York and Affiliated Companies)

 Registration Statement No. 333-59280   (The Charles Schwab Corporation Employee
                                        Stock Incentive Plan)

 Registration Statement No. 333-63452   (The Charles Schwab Corporation Employee
                                        Stock Incentive Plan)

 Registration Statement No. 333-63448   (The Charles Schwab Corporation 2001
                                        Stock Incentive Plan)

 Registration Statement No. 333-71322   (The SchwabPlan Retirement Savings and
                                        Investment Plan)

 Registration Statement No. 333-81840   (The Charles Schwab Corporation Employee
                                        Stock Incentive Plan)


/s/ Deloitte & Touche LLP
-----------------------------
San Francisco, California
February 28, 2005